UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

SenesTech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

23640 N. 19th Avenue, Suite 110

Phoenix, AZ 85027

(Address of principal executive offices) (Zip Code)

(928) 779-4143

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	SNES	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 23, 2022, we held our annual meeting of stockholders to consider and vote upon the following proposals: (1) to elect K.C. Kavanagh, Kenneth Siegel, and Matthew Szot as Class III directors, each to serve for a three-year term until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified; (2) to provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2021 (“say-on-pay”); (3) to provide a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers (“say-on-frequency”); and (4) to ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The following directors were elected at the annual meeting:

Director	Votes For	Votes Withheld	Broker Non-Votes
K.C. Kavanagh	2,911,269	551,426	3,817,496
Kenneth Siegel	2,907,688	555,007	3,817,496
Matthew Szot	2,869,731	592,964	3,817,496

Our stockholders approved, on an advisory basis, the compensation of our named executive officers for fiscal 2021. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Say-on-pay proposal	2,858,613	421,149	182,933	3,817,496

Our stockholders approved, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers. The voting results were as follows:

	1 Year	2 Years	3 Years	Abstain
Say-on-frequency proposal	2,991,540	17,168	124,714	329,273

Our Board of Directors has considered the advisory vote of stockholders on the frequency of future non-binding advisory votes on the compensation of our named executives and, consistent with the stated preference of our stockholders, decided to hold such advisory vote every year.

Our stockholders ratified the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of M&K CPAS, PLLC as our independent registered public accounting firm	6,238,438	400,334	641,419	―

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENESTECH, INC.

Date: June 29, 2022	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Chief Financial Officer

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